Exhibit 99.1

This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenue growth, adjusted EPS, and adjusted free cash flow, expansion of market share for the Company’s Invest for Growth brands, the Company’s investment in digital, product development and marketing initiatives, the impact of and expected use of proceeds from recent brand divestitures, and the Company’s ability to de-lever and increase M&A capacity. Words such as "continue," "will," “expect,” “project,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, general economic and business conditions, regulatory matters, competitive pressures, the impact of the Company’s digital, product development and marketing initiatives, supplier issues, unexpected costs, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2016. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are reconciled to their closest GAAP measurement in the attached reconciliation schedule and in our earnings release in the “About Non-GAAP Financial Measures” section.

Agenda for Today's Discussion I. Performance Highlights II. Financial Oueruiew Ill. FY 17 Outloo� and the Road Ahead First Qu arter FY 17 Results 3

I. Performance Highlights Dramamine· Co 41BM#@R+ Cli!Gr eyes® MONISTAT� � (§$1,ffl Debrox�

Invest for Growth portfolio is comprised of Core OTC brands and International.*

Q1 FY 17 Performance Highlights: Continuing to Deliver Against Strategy

Demonstrated Portfolio Growth

- Q1 consolidated **Revenue** of **$209.6 million**, up **9.1%** versus PY Q1
  - **Organic growth of approximately +1%[1] on a constant currency basis**, following a strong Q4
  - **Revenue growth of +4.4% for Invest for Growth* portfolio** on a constant currency basis[1]
  - DenTek contributed $16.6 million of Revenue during the quarter
- Consistent and innovative marketing supports **long-term growth of Invest for Growth brands**
  - **New product introductions driving growth of Invest for Growth brands**
  - **Strategy of focusing A&P behind Invest for Growth portfolio**

Strong Margins and FCF

- **Gross Margin of 58.0%** in line with PY Q1
- **Adjusted EPS of $0.59[2]**, up **13.5%** versus the PY Q1
- Strong **Adjusted Free Cash Flow** of **$50.2[2]** million, exceeding the PY Q1 of $42.7 million
  - **Leverage of 4.8x[3]**

M&A

- **DenTek integration completed**
  - Focus on **enhancing and executing marketing plans**
- **Divested three brands from Manage for Cash portfolio**, which consists of non-core OTC and Household Cleaning
  - Meaningful progress toward goal of **85%** of Revenue from **Invest for Growth** brands

* Invest for Growth portfolio is comprised of Core OTC brands and International.

First Quarter FY 17 Results
PrestigeBrands 6

Continued Strong and Consistent Consumption Growth and Market Share Gains


Consumption Growth
Organic Revenue Growth(1)
>2x Category Growth
4.1%
8.3%
3.3%
3.5%
5.9%
4.4%
Q1
FY 15
FY 16
FY 17 *

Source: Data reflects retail dollar sales percentage growth versus prior period for consumption growth and organic revenue growth.
FY 15 and FY 16 data shown as previously presented for Core OTC.

* Q1 FY 17 data for Invest for Growth portfolio comprised of Core OTC brands and International. Core OTC brands reflect: Monistat (after Q2 FY 16), BC/Goody's, Clear Eyes, Dramamine, Debrox, Chloraseptic, Luden's, Little Remedies, Compound W, Nix (after Q2 FY 16), Beano, Efferdent and The Doctor's IRI multi-outlet + C-Store retail dollar sales for relevant period. International includes Canadian consumption for leading retailers, and Australia/ROW shipment data as a proxy for consumption.

First Quarter FY 17 Results
PrestigeBrands 7

   

Canada’s #1 Selling heartburn relief brand; long-lasting relief Retail & Club Store Displays Begins working immediately; Acid-shielding foam barrier neutralizes excess stomach acid

A full line of nasal saline products for adults and children A full line of oral rehydration products for adults and children +25% Growth Since Acquisition+25% Growth Since Acquisition

Murine/Clear Eyes: Expanding Our International Eye Care Footprint

MURINE®

UK


MURINE
dry & tired eyes

Australia


Eye mist
Clear eyes
Sore eyes
Revital eyes

Hong Kong


Murine Plus
Advanced Dry Eye Relief
Murine
Eye Mist
Preservative-Free

Chile


Vi-CLARO
Clear eyes

New Zealand


Eye mist
Clear eyes
Redness
Clear eyes-A
Allergy

Nordic


Cleareyes
øjendråber
Cleye
0,12 mg/ml
øyedråper
oppløsning

South Africa


moisture eyes
Soothes and Moistens Dry Eyes
clear eyes
Clears Red Eyes

Korea


뮤린 티어스
클리어 아이즈
Redness Relief
Murine Tears

First Quarter FY 17 Results
PrestigeBrands 11

Dramamine· II. Financial Oueruiew Co 41BM#@R+ Cli!Gr eyes® MONISTAT� � (§$1,ffl Debrox�

 Excellent overall financial performance in the quarter − Revenue of $209.6 million, an increase of 9.1% − Adjusted EPS of $0.59(2), up 13.5% − Adjusted Free Cash Flow increase of 17.4% to $50.2 million(2) $192.1 $69.6 $42.7 $209.6 $76.6 $50.2 Total Revenue Adjusted EBITDA Adjusted EPS Adjusted Free Cash Flow Q1 FY 17Q1 FY 16 9.1% 10.0% 13.5% 17.4% $0.52 $0.59 (2) (2) (2) Dollar values in millions, except per share data.

Q1 FY 17 Q1 FY 16 % Chg Total Revenue 209.6$ 192.1$ 9.1% Gross Margin 121.6 112.2 8.3% % Margin 58.0% 58.4% A&P 27.6 26.4 4.6% % Total Revenue 13.2% 13.8% Adjusted G&A(2) 17.3 16.2 7.1% % Total Revenue 8.3% 8.4% Adjusted EBITDA(2) 76.6$ 69.6$ 10.0% % Margin 36.6% 36.2% Adjusted Net Income(2) 31.4$ 27.4$ 14.7% Adjusted Earnings Per Share(2) 0.59$ 0.52$ 13.5%  Revenue growth of +9.1% – Organic growth of approximately 1% excluding the impact of Fx – DenTek contributed $16.6 million of Revenue during the quarter  Gross Margin of 58.0%  A&P 13.2% of Revenue, $1.2 million more than Q1 FY 16  Adjusted EBITDA Margin of 36.6%(2)  Adjusted Net Income +14.7%(2) over Q1 FY16, ahead of topline growth Dollar values in millions, except per share data.

Q1 FY 17 Q1 FY 16 Net Income - As Reported (5.5)$ 26.2$ Depreciation & Amortization 6.8 5.7 Other Non-Cash Operating Items 50.0 17.1 Working Capital (0.5) (5.5) Operating Cash Flow 50.8$ 43.5$ Additions to Property and Equipment (0.9) (0.8) Payments Associated with M&A 0.3 - Adjusted Free Cash Flow 50.2$ 42.7$  Net Debt at 6/30/16 of $1,574 million comprised of: – Cash on hand of $29 million – $853 million of term loan and revolver – $750 million of bonds  Leverage ratio(3) of 4.8x  Ongoing management of capital structure and debt refinancing continues to support rapid deleveraging – Interest expense is down vs Q1 FY 16 on higher debt level  Subsequent Manage for Cash brand sale resulted in proceeds of $40 million, received in Q2 FY17, to be used for incremental deleveraging – Reduces pro forma leverage by ~0.1x (4) (2) Dollar values in millions. Increase in Other Non-Cash Operating Items reflects after tax loss of approximately $35 million related to divestitures.* *

 IT systems and processes integrated  Offices transitioned and majority of positions filled  Regulatory and quality functions integrated  Go-to-market strategy in-place and selling organization integrated  Optimizing supplier network  Investments in tooling to expand capacity  Marketing strategy formation underway  Brand plans and new product / innovation pipeline being developed

 Prestige sold the PediaCare, Fiber Choice and New Skin brands to Moberg Pharma AB in early July for $40 million in cash  Transaction will allow greater focus on Invest for Growth portfolio and moves Prestige toward the stated target of 85% of sales from Invest for Growth brands  Transaction will not impact FY2017 outlook for Adjusted EPS or Adjusted Free Cash Flow as reduced D&A and interest expense largely offset divested operating profit  Utilize sales proceeds to continue to delever, reduce interest expense and build additional acquisition capacity

Ill. FY 17 Outlook and the Road Ahead Dramamine· Co 41BM#@R+ Cli!Gr eyes® MONISTAT� � (§$1,ffl Go!'!1f.!-'!!ne Debrox· Ca re na

 Revenue growth of +6% to +8% (including $11 million of impact from Fx and discontinued items) — 1H +6.5% to +8.5%, 2H +5.5% to +7.5% — Organic growth of +1.5% to +2.0%  Revenue growth of +4% to +6% (including $11 million of impact from Fx and discontinued items) — 1H +5.0% to +7.0%, 2H +2.5% to +4.5% — No change  Adjusted EPS +6% to +9% ($2.30 to $2.36)(5)  No change  Adjusted Free Cash Flow of $185 million(6) or more  No change

 Continue Invest for Growth market share expansion with strong momentum heading into Q2  Increase digital investments  Focus on new product development and marketing innovation  Expand focus on developing professional marketing  Focus on all channels of distribution including c-store, dollar, and e-commerce  Integration completed  Executing on A&P plan, set stage for continued long term growth  Prioritize and invest in new product pipeline  Manage for Cash brand divestitures consistent with stated strategy and accretive to organic growth  Rapid deleveraging and increasing M&A capacity expected in FY 17  Opportunity set consistent with long term trends  Committed to aggressive and disciplined M&A strategy

Care First �u arter FY 17 Results �21

(1) Organic Revenue Growth on a constant currency basis is a Non-GAAP financial measure and is reconciled to its most closely related GAAP financial measure in our earnings release in the “About Non-GAAP Financial Measures” section. (2) Adjusted G&A, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted EPS, Adjusted Free Cash Flow are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedule and in our earnings release in the “About Non-GAAP Financial Measures” section. (3) Leverage ratio reflects net debt / covenant defined EBITDA. (4) Operating cash flow is equal to GAAP net cash provided by operating activities. (5) Adjusted EPS for FY 17 is a projected Non-GAAP financial measure, is reconciled to projected GAAP EPS in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected GAAP EPS of $1.55 to $1.61 plus $0.08 of costs associated with DenTek integration plus $0.67 of costs associated with the loss on sale of assets, resulting in $2.30 to $2.36. (6) Adjusted Free Cash Flow for FY 17 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities of $190 million less projected capital expenditures of $8 million plus payments associated with acquisitions of $3 million.

Three Months Ended June 30, 2016 2015 (In Thousands) GAAP Total Revenues $ 209,575 $ 192,132 Adjustments: DenTek revenues (16,627) - Total adjustments (16,627) - Non-GAAP Organic Revenues 192,948 192,132 Organic Revenue Growth 0.4% Impact of foreign currency exchange rates (829) Non-GAAP Organic Revenues on a constant currency basis $ 192,948 $ 191,303 Constant Currency Organic Revenue Growth 0.9%

Three Months Ended June 30, 2016 2015 (In Thousands) GAAP General and Administrative Expense $ 19,457 $ 17,589 Adjustments: Costs Associated with CEO transition - 1,406 Legal and professional fees associated with acquisitions and divestitures 484 - Integration, transition and other costs associated with acquisitions and divestitures 1,641 - Total adjustments 2,125 1,406 Non-GAAP Adjusted General and Administrative Expense $ 17,332 $ 16,183 Non-GAAP Adjusted General and Administrative Expense Percentage 8.3% 8.4% Three Months Ended June 30, 2016 2015 (In Thousands) GAAP Net (Loss) Income $ (5,531) $ 26,173 Interest expense, net 21,127 21,884 (Benefit) provision for income taxes (3,382) 13,997 Depreciation and amortization 6,832 5,720 Non-GAAP EBITDA 19,046 67,774 Adjustments: Costs associated with CEO transitions - 1,406 Legal and professional fees associated with acquisitions and divestitures(1) 484 - Integration, transition and other costs associated with acquisitions and divestitures 1,641 - Loss on extinguishment of debt - 451 Loss on sale of assets 55,453 - Total adjustments 57,578 1,857 Non-GAAP Adjusted EBITDA $ 76,624 $ 69,631 Non-GAAP Adjusted EBITDA Margin 36.6% 36.2%

Three Months Ended June 30, 2016 2015 Net Income EPS Net Income EPS (In Thousands) GAAP Net (Loss) Income $ (5,531) $(0.10) $ 26,173 $ 0.49 Adjustments: Costs associated with CEO transition - - 1,406 0.03 Legal and professional fees associated with acquisitions and divestitures 484 0.01 - - Integration, transition and other costs associated with acquisitions and divestitures 1,641 0.03 - - Loss on extinguishment of debt - - 451 0.01 Loss on sale of assets 55,453 1.04 - - Tax impact of adjustments (20,658) (0.39) (657) (0.01) Total Adjustments 36,920 0.69 1,200 0.03 Non-GAAP Adjusted Net Income and Adjusted EPS $ 31,389 $ 0.59 $ 27,373 $ 0.52 Three Months Ended June 30, 2016 2015 (In Thousands) GAAP Net (Loss) Income $ (5,531) $ 26,173 Adjustments: Adjustments to reconcile net (loss) income to net cash provided by operating activities as shown in the Statement of Cash Flows 56,796 22,856 Changes in operating assets and liabilities, net of effects from acquisitions as shown in the Statement of Cash Flows (514) (5,508) Total Adjustments 56,282 17,348 GAAP Net cash provided by operating activities 50,751 43,521 Purchase of property and equipment (895) (780) Non-GAAP Free Cash Flow 49,856 42,741 Integration, transition and other payments associated with acquisitions and divestitures 331 - Non-GAAP Adjusted Free Cash Flow $ 50,187 $ 42,741

2017 Projected EPS Low High Projected FY'17 GAAP EPS $ 1.55 $ 1.61 Adjustments: Costs associated with DenTek integration 0.08 0.08 Loss on sale of assets 0.67 0.67 Total Adjustments 0.75 0.75 Projected Non-GAAP Adjusted EPS $ 2.30 $ 2.36 2017 Projected Free Cash Flow (In millions) Projected FY'17 GAAP Net Cash provided by operating activities $ 190 Additions to property and equipment for cash (8) Projected Non-GAAP Free Cash Flow 182 Payments associated with acquisitions 3 Adjusted Non-GAAP Projected Free Cash Flow 185